SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

July 13, 2004

PATINA OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14344	75-2629477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1625 Broadway Denver, Colorado	80202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code (303) 389-3600

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

99.1 Press release dated July 13, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in this Current Report, including the attached Exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

On July 13, 2004, Patina Oil & Gas Corporation (the “Company”) issued a press release providing an operational update and announcing the Company’s second quarter conference call, a copy of which is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATINA OIL & GAS CORPORATION

By:	/s/ DAVID J. KORNDER
David J. Kornder
Executive Vice President and
Chief Financial Officer

Date: July 14, 2004

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated July 13, 2004